Exhibit 10.5

JOINDER NO. 3 dated as of December 20, 2024 to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of May 1, 2019 (the “Intercreditor Agreement”), (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, this “Joinder Agreement”), among IHEARTCOMMUNICATIONS, INC., a Texas corporation (the “Company” or the “Borrower”), the other Grantors from time to time party thereto and BANK OF AMERICA, N.A., as collateral agent and administrative agent for the Credit Agreement Secured Parties (in such capacity, the “Existing Credit Agreement Collateral Agent”) and U.S. Bank Trust Company, National Association, as trustee and collateral agent (the “2029 First Lien Notes Collateral Agent”) for the 9.125% Senior Secured Notes due 2029, trustee and collateral agent (the “2030 First Lien Notes Collateral Agent”) for the 7.750% Senior Secured Notes due 2030 and trustee and collateral agent (the “2031 First Lien Notes Collateral Agent” and, together with the 2029 First Lien Notes Collateral Agent and 2030 First Lien Notes Collateral Agent, the “New First Lien Notes Collateral Agents”) for the 7.000% Senior Secured Notes due 2031, or a similar representative for any First Lien Obligations (as defined in the Intercreditor Agreement) of any other Class (as defined in the Intercreditor Agreement).

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. Section 7.02 of the Intercreditor Agreement provides that upon a Refinancing of the Credit Agreement Obligations, the collateral agent in respect of such financing arrangement or agreement of an instrument may execute and deliver a joinder in the form of this Joinder Agreement. The undersigned (the “New Credit Agreement Agent”) is executing this Joinder Agreement in accordance with the requirements of the Intercreditor Agreement and the Security Documents.

C. As a condition to the ability of the Borrower to incur Additional First Lien Obligations and to secure such Additional First Lien Obligations with the liens and security interests created by the Additional First Lien Obligations Documents, the Additional Collateral Agent in respect of such Additional Senior Class Debt is required to become subject to and bound by the Intercreditor Agreement. Article IX of the Intercreditor Agreement provides that such Additional Collateral Agent may become subject to and bound by the Intercreditor Agreement, upon the execution and delivery by the Additional Collateral Agent of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Article IX of the Intercreditor Agreement. The undersigned New First Lien Notes Collateral Agents (together with the New Credit Agreement Agent, the “New Representatives”) are executing this Joinder Agreement in accordance with the requirements of the Intercreditor Agreement and the Security Documents.

Accordingly, the New Representatives agree as follows:

SECTION 1. Joinder to Intercreditor Agreement. In accordance with Article IX and Section 7.02 of the Intercreditor Agreement, (i) the New Credit Agreement Agent by its signature below becomes the “Credit Agreement Administrative Agent” under the Intercreditor Agreement with the same force and effect as if the New Credit Agreement Agent had originally been named

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therein in such capacity and (ii) the New First Lien Notes Collateral Agents by their signatures below become Additional Collateral Agents under the Intercreditor Agreement with the same force and effect as if the New First Lien Notes Collateral Agents had originally been named therein as an Additional Collateral Agent and the New Representatives hereby agree to and reaffirm all the terms and provisions of the Intercreditor Agreement applicable to it in such capacity. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. Representations and Warranties. Each New Representative represents and warrants to each Collateral Agent and the other Secured Parties, individually, that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as administrative agent and collateral agent under the New Credit Agreement, with respect to the New Credit Agreement Agent, and as trustee and collateral agent under the Indenture, dated as of the date hereof, among the Company, the guarantors from time to time party thereto and the New First Lien Notes Collateral Agents, with respect to the New First Lien Notes Collateral Agents, (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (iii) the Additional First Lien Obligations Documents relating to such Additional First Lien Obligations provide that, upon the New First Lien Notes Collateral Agents’ entry into this Joinder Agreement, the New First Lien Notes Collateral Agents will be subject to and bound by the provisions of the Intercreditor Agreement as Additional Collateral Agents.

SECTION 3. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when each Collateral Agent shall have received a counterpart of this Joinder Agreement that bears the signatures of the New Representatives. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 4. Full Force and Effect. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Severability. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Intercreditor Agreement. All communications and notices hereunder to the New Representatives shall be given to it at its address set forth below its signature hereto.

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IN WITNESS WHEREOF, the New Credit Agreement Agent has duly executed this Joinder to the Intercreditor Agreement as of the day and year first above written.

BANK OF AMERICA, N.A., as the New Credit Agreement Agent

By:	/s/ Priscilla Ruffin
Name: Priscilla Ruffin
Title: AVP

Address for notices Bank of America, N.A. Agency Management 900 W Trade St. Mail Code: NC1-026-06-03 Charlotte, NC 28255-0001 Phone: 980-386-3475 Email: Priscilla.L.Ruffin@bofa.com

[Signature Page for Joinder No. 3 (First Lien Intercreditor Agreement)]

IN WITNESS WHEREOF, U.S. Bank Trust Company, National Association has duly executed this Joinder to the Intercreditor Agreement as of the day and year first above written.

U.S. Bank Trust Company, National Association, as First Lien Notes Collateral Agent for the 2029 First Lien Notes

/s/ Wally Jones
Name: Wally Jones
Title: Vice President

[Signature Page for Joinder No. 3 (First Lien Intercreditor Agreement)]

IN WITNESS WHEREOF, U.S. Bank Trust Company, National Association has duly executed this Joinder to the Intercreditor Agreement as of the day and year first above written.

U.S. Bank Trust Company, National Association, as First Lien Notes Collateral Agent for the 2030 First Lien Notes

/s/ Wally Jones
Name: Wally Jones
Title: Vice President

[Signature Page for Joinder No. 3 (First Lien Intercreditor Agreement)]

IN WITNESS WHEREOF, U.S. Bank Trust Company, National Association has duly executed this Joinder to the Intercreditor Agreement as of the day and year first above written.

U.S. Bank Trust Company, National Association, as First Lien Notes Collateral Agent for the 2031 First Lien Notes

/s/ Wally Jones
Name: Wally Jones
Title: Vice President

[Signature Page for Joinder No. 3 (First Lien Intercreditor Agreement)]

Acknowledged by

IHEARTCOMMUNICATIONS, INC., as the Borrower

By:	/s/ Richard J. Bressler
Name: Richard J. Bressler
Title: President and Chief Financial Officer

[Signature Page for Joinder No. 3 (First Lien Intercreditor Agreement)]